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                                                                    Exhibit 23.2



                        Consent of Independent Auditors

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement.



/s/ Arthur Andersen LLP

June 18, 2001

Vienna, Virginia